CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

In connection with the Report on Form N-CSR for Hilliard Lyons Research Trust (the "Registrant") for the period ended June 30, 2004 (the "Report"), I, James
M. Rogers, President & Chief Executive Officer of the Registrant, certify, to the best of my knowledge, that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   August 16, 2004         /s/ James M. Rogers
     ----------------------     -----------------------------------
                                James M. Rogers, President & Chief Executive
                                Officer
                                (principal executive officer)


In connection with the Report on Form N-CSR for Hilliard Lyons Research Trust (the "Registrant") for the period ended June 30, 2004 (the "Report"), I, Pat A. Colletti, Treasurer & Chief Financial Officer of the Registrant, certify, to the best of my knowledge, that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  August 16, 2004      /s/ Pat A. Colletti
     --------------------   --------------------------------------------
                            Pat A. Colletti, Treasurer & Chief Financial Officer
                            (principal financial officer)